Consolidated Statements of Cash Flows (Unaudited) (USD $)	9 Months Ended
	Sep. 30, 2011	Sep. 30, 2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (15,829)	$ (20,014)
Adjustments to reconcile net deficit to cash used by operating activities:
Depreciation and Amortization	3,683	11,694
(Increase) Decrease in inventory	2,453	(73)
(Decrease) in accounts payable	142	0
Increase (Decrease) in accrued expenses	256	(1,059)
CASH FLOWS (USED IN) OPERATING ACTIVITIES	(9,295)	(9,452)
CASH FLOWS USED IN INVESTING ACTIVITIES
None	0	0
CASH FLOWS USED IN INVESTING ACTIVITIES	0	0
CASH FLOWS (USED IN) FINANCING ACTIVITIES
Payments on equipment note payable	0	0
Payments on amounts due to shareholder	(5,000)	(6,000)
CASH FLOWS (USED IN) FINANCING ACTIVITIES	(5,000)	(6,000)
NET (DECREASE) IN CASH	(14,295)	(25,142)
Cash, beginning of period	39,764	69,928
Cash, end of period	25,469	47,786
SUPPLEMENTAL CASH FLOW INFORMATION
Interest Paid	0	0
Income taxes paid	$ 0	$ 0